SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

(Amendment No. 0)

[   ] Preliminary Information Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ X ] Definitive Information Statement

WITNET INTERNATIONAL, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14c-5(g).

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g)

and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          (4) Proposed maximum aggregate value of transaction:

          (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by

Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:

          (2) Form, Schedule or Registration Statement No.:

          (3) Filing Party:

          (4) Date Filed:

Item 1. Information Required by Items of Schedule 14A.

     14A Item 1. Date, time and place information.

     (a) The date of the consent to action reported in this Information Statement was December 10, 2003. The mailing address for purposes of communicating with the Company is 3200 Dufferin Street, Suite 404, Toronto, Ontario, Canada M6A 2T3.

     (b) This Information Statement will be mailed to security holders on or after November 10, 2003.

     (c) Inapplicable to Information Statement.

     14A Item 2. Revocability of Proxy

            Inapplicable to Information Statement.

     14A Item 3. Dissenters' Right of Appraisal

NRS 92A.380  Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

  1.  Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

    (a) Consummation of a plan of merger to which the domestic corporation is a party:

      (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
      (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

    (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
    (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

  2.  A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.  (Added to NRS by 1995, 2087)

     14A Item 4. Persons Making the Solicitation

            Inapplicable to Information Statement

     14A Item 5. Interest of Certain Persons in Matters to Be Acted Upon

            Inapplicable to Information Statement

     14A Item 6. Voting Securities and Principal Holders Thereof

     (a) The number of shares outstanding and eligible to vote or have voted in this matter are: 148,381,021 as of December 10, 2003, of which 74,537,743 voted in favor of the proposal.

     (b) The record date for security holders voting on this proposal was December 5, 2003.

     (c)-(e) Inapplicable

    14A Items 7 through 10.

        Inapplicable.

    14A Item 11. Authorization or Issuance of Securities Otherwise Than For Exchange.

        (a) A total of 32,800,000 shares (post 10-for-1 reverse split) of restricted common stock will be issued to acquire the company known as KSign Co. Ltd., Inc. as a wholly-owned subsidiary of this company.

        (b) The shares to be issued will be identical in rights, privilege and preferences to those shares of the company's common stock already issued and outstanding.

        (c)  The Company is a successor to and intends to continue the business operations conducted and intended to be conducted by Ksign, consisting of providing PKI-based solutions for the advancement of internet security.  In addition, with the endeavors poured into R&D of PKI solutions, it has also developed many applications from Extranet Access Management to Key Management Infrastructure to PKI-based Conditional Access System and to Secure Web and Application Transaction dealing with the usability and deployment aspects of PKI.

        (d) The impact of the issuance of these shares will be to increase the issued and outstanding number of shares of Witnet from no more than 14,800,000 (post-reverse) to no more than 47,600,000.

       14A Item 13. Financial and Other Information.

        (a) Financial statements are incorporated by reference to the company's most recent 10-KSB, for the year ended December 31, 2002, filed as of April 18, 2003; and the company's interim statements updating that information, Forms 10-QSB, for the period ended March 31, 2003, filed with the Securities and Exchange Commission on May 23, 2003 and 10QSB for the period ended June 30, 2003, filed on August 20, 2003.

        (b) See (a) above.

        (c) The list of filings incorporated by reference appears on the last page of this document.

    14A Item 14. Mergers, Consolidations, Acquisitions and Similar Matters.

        (a) Applicability: This activity is the acquisition of securities held by existing shareholders of KSign Co. Ltd..

        (b) Transaction Information:

                (1) Summary Term Sheet:

Acquisition Price	The company is acquiring KSign Co. Ltd. in exchange for 32,800,000 post-reverse shares of the company's restricted common stock.
Appointment of Directors	The current Board of Directors of the Company shall appoint three new members at the discretion of KSign to serve on the Board until the next election.
Reverse Split	Prior to the closing of the Agreement, The company will conduct a reverse split of it existing outstanding shares on a basis of ten to one.

                (2) Contact Information. The company is currently conducting business at 3200 Dufferin Street, Suite 404, Toronto, Ontario, Canada M6A 2T3.

                (3) Business Conducted: KSign is in the business of providing PKI-based solutions for the advancement of internet security.  In addition, with the endeavors poured into R&D of PKI solutions, it has also developed many applications from Extranet Access Management to Key Management Infrastructure to PKI-based Conditional Access System and to Secure Web and Application Transaction dealing with the usability and deployment aspects of PKI.

                (4) Terms of the Transaction   A total of 32,800,000 sharesof newly issued restricted common stock will be exchanged with current shareholders of KSign Co. Ltd. to acquire total control and ownership of that company.  The company's officers and directors believe that the acquisition of a subsidiary earning sufficient positive revenues is in the best interests of the company. This acquisition was approved by  74,537,743 shares of the 148,381,021 eligible to vote as of December 5, 2003. There are no changes in the rights of any existing shareholders as a result of this transaction. The acquisition will be treated as a purchase for accounting purposes.

                (5) Regulatory Approvals: None required.

                (6) Reports, Opinions, Appraisals: None utilized or obtained: None obtained, other than financials

                (7) Past Contacts, Transactions or Negotiations.  There were no contacts between the registrant and the company being acquired until such time as the prospect was presented to the registrant's management in September 2003. No prior course of business existed between the two companies.

                (8) Selected Financial Data: None available at this time, but will be presented within 75 days of the date of actual agreement for acquisition. (See SB rule 310(c)(iii), as no securities are being registered)

    14A Items 15, 16, 17 and 18 are inapplicable to this information statements.

    14A Item 19. Amendment of Charter, By-Laws or Other Documents.

            The Articles of Incorporation would be amended to change the company name to "KSIGN INTERNATIONAL, INC."  and will include an amendment to Article IV of the Articles reflecting the effect of the ten for one reverse split of the common stock of the Company.  No other amendments are being effected at this time.

    14A Item 20. Other Proposed Action.

            Inapplicable to this information statement.

    14A Item 21. Voting Procedures.

            Inapplicable to this information statement.

    14A Item 22. Information Required in Investment Company Proxy Statement.

            Inapplicable to this information statement.

FURTHER INFORMATION REQUIRED IN 14C INFORMATION STATEMENT

ITEM 2. Statement That Proxies Are Not Solicited

           WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ITEM 3. Interest of Certain Persons in or Opposition to Matters to be Acted Upon.

ITEM 4. Proposals by Security Holders

         No proposals in opposition to this proposal have been received by the Company.

ITEM 5. Delivery of Documents to Security Holders Sharing an Address.

        Each security holder will be sent a copy of this information statement, even if sharing an address with another security holder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

WITNET INTERNATIONAL, INC.

(Registrant)

By: /s/ Mun Su Han

      Mun Su Han, President

Dated: December 30, 2003

MATERIAL INCORPORATED BY REFERENCE:

         Financial statements are incorporated by reference to the company's most recent 10-KSB, for the year ended December 31, 2002, filed as of April 18, 2003; and the company's interim statements updating that information, Forms 10-QSB, for the period ended March 31, 2003, filed with the Securities and Exchange Commission on May 23, 2003 and 10QSB for the period ended June 30, 2003, filed on August 20, 2003.